UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 6, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

               Nevada                0-17371               90-0196936
    (State or other jurisdiction   (Commission  (I.R.S. Employer Identification
 of incorporation or organization) File Number)             Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 7.01 Regulation FD Disclosure

      On July 6, 2006, Quest Resource Corporation announced its monthly statistics for certain operational information for the month of June 2006.

      The information for June 2006 and the prior six months is as follows:



                     December     January    February     March      April        May         June           Total
                       2005        2006        2006       2006        2006        2006        2006         since Nov.
                                                                                                             2005

Production              51          41          64         78          55          85          49             445
Wells
Drilled

Production              16          48          48         55          49          57          72             347
Wells
Connected

Production               5           2          16         21          17          16          11             109
Wells
Recompleted

SWD Wells                1           1           2          2           2           1           1              11
Drilled

Pipeline                27.9        33.3        39.6       48.3        59          34          53.3          302.35
Installed
(miles)

Gross                1,084,911   1,166,544   1,073,168  1,242,570   1,271,004   1,342,461   1,366,933(2)    9,653,618
Volumes
Transported
(mcf)(1)

Net Acres             3,851.48    4,376.74    4,215.22   6,280.54    5,451.19   15,797.52   10,158.43       51,471.67
Leased



----------------------
(1) Includes approximately 3,000 to 4,000 mcf/daily of natural gas that is transported on our gathering pipeline system for third parties. We receive approximately 30% of these volumes as compensation for transporting this natural gas

(2)   Preliminary estimate.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUEST RESOURCE CORPORATION


                                    By:   /s/ David Grose
                                          -------------------------
                                          David Grose
                                          Chief Financial Officer

Date:  July 6, 2006